SUPPLEMENT TO
CALVERT EMERGING MARKETS EQUITY FUND
Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2015
Date of Supplement: July 1, 2015
Calvert Investment Management, Inc. (the “Advisor”) has agreed to further reduce and contractually limit direct net annual fund operating expenses for Class A, Class C and Class Y of the Fund, so that direct net operating expenses will not exceed 1.68%, 2.43% and 1.43%, respectively. The new expense limitations are effective on July 1, 2015, through January 31, 2017.
To reflect the new expense limitations, the “Annual Fund Operating Expenses” table and accompanying footnote 3 under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 42 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	1.30%	1.30%	1.30%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.67%	2.06%	0.94%
Total annual fund operating expenses	2.22%	4.36%	2.24%
Less fee waiver and/or expense reimbursement[3]	(0.54%)	(1.93%)	(0.81%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.68%	2.43%	1.43%
3The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.68% for Class A, 2.43% for Class C and 1.43% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 42 of the Prospectus is deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$638	$1,057	$1,533	$2,567
Class C
Expenses assuming redemption	$346	$1,037	$1,960	$3,839
Expenses assuming no redemption	$246	$1,037	$1,960	$3,839
Class Y	$146	$574	$1,081	$2,473
The information provided for the Fund in the section “More Information on Fees and Expenses - Contractual Fee Waivers and/or Expense Reimbursements” on page 71 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017, for Calvert Emerging Markets Equity Fund. Direct ordinary operating expenses will not exceed 1.68% for Class A, 2.43% for Class C and 1.43% for Class Y.